EXHIBIT 10.56

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into, as of January 5, 2012, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Lenders and The Bank of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A.	The Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto, as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, Amendment No. Four- C to Credit Agreement, dated as of June 23, 2009, Amendment No. Four-D to Credit Agreement, dated as of June 29, 2009, Fifth Amendment to Credit Agreement, dated as of September 17, 2009, Sixth Amendment to Credit Agreement, dated as of June 24, 2010, Seventh Amendment to Credit Agreement, dated as of November 3, 2010, Eighth Amendment to Credit Agreement, dated as of December 9, 2010, and Ninth Amendment to Credit Agreement, dated as of September 13, 2011, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”;

B.	The Borrower has notified the Administrative Agent, the Collateral Agent and the Lenders that it desires to amend the Credit Agreement as set forth herein; and

C.	Subject to certain conditions as set forth herein, the Administrative Agent, the Collateral Agent and the Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders hereby agree as follows:

1.Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions referred to in Section 3 hereof, the Credit Agreement is amended as follows:

1.1.Amendment to Section 1.01 (Definitions). Section 1.01 of the Credit Agreement is amended as follows:

1.1.1.Section 1.01 of the Credit Agreement is amended by adding the following new definitions in proper alphabetical sequence:

“January 2012 Interest Payment” shall have the meaning assigned to such term in the definition of “Interest Payment Date”.

“Tenth Amendment” shall mean that certain Tenth Amendment to Credit Agreement, dated as of January 5, 2011, among the Borrower, certain affiliates of the Borrower signatory thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Tenth Amendment Effective Date” shall mean the date of satisfaction, or waiver by each of the Lenders, of the conditions referred to in Section 3 of the Tenth Amendment.

1.1.2.     The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

““Interest Payment Date” shall mean, as to any Loan, (a) the last Business Day of each January and July to occur while such Loan is outstanding, (b) the Maturity Date, (c) the date of repayment or prepayment made in respect thereof and (d) the date of exchange of such Loan pursuant to Section 2.13 (other than, in the case of clause (d), Permitted Accrued Interest in respect of Loans exchanged other than pursuant to Section 2.08, which shall be an Interest Payment Date); provided, however, that notwithstanding the foregoing or anything to the contrary in Section 2.05 or any other provision herein, all interest that would otherwise be payable on the Interest Payment Date that would occur on the last Business Day of January 2012 pursuant to the foregoing clause (a) (the “January 2012 Interest Payment”) shall instead be payable on the Tenth Amendment Effective Date and all Permitted Accrued Interest that would otherwise begin bearing interest on the last Business Day of January 2012 pursuant to Section 2.05(b) shall instead being bearing interest on the Tenth Amendment Effective Date.”

1.2.     Amendment to Section 6.04 (Investments, Loans and Advances). Section 6.04 of the Credit Agreement is
amended as follows:

1.2.1.     Section 6.04(f) of the Credit Agreement is restated in its entirety to read as follows:

“(f)     (i) Investments in an amount not to exceed $30,000,000 made by CEI with respect to repurchasing certain of the notes issued pursuant to the CEI Indenture, (ii) Investments made by a Loan
Party on or prior to May 31, 2012 arising as a result of the purchase of all or any portion of the loans issued pursuant to the

CSH Credit Agreement, provided that any such loans are held by such Loan Party until cancellation and such loans are cancelled on or prior to May 31, 2012 and (iii) at any time following the Minimum Loan Balance Trigger Date, Investments arising as a result of the purchase of all or any portion of the loans or notes, as applicable, issued pursuant to the CEI Indenture;”

1.2.2.     Section 6.04(g) of the Credit Agreement is restated in its entirety to read as follows:

“(g)     Investments in CSH made on or prior to May 31, 2012, which are contemporaneously used to prepay amounts outstanding under the CSH Credit Agreement as permitted by Section 6.16(c); and”

1.2.3.     Section 6.04 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (g), (ii)
replacing the period at the end of clause (h) with “; and” and (iii) inserting the following new clause
(i):

(i)     Investments in an amount not to exceed $20,000,000 consisting of loans to Corpus Christi
Liquefaction, LLC that are evidenced by the Global Intercompany Note.

1.3.     Amendment to Section 6.16 (Modification of Other Indebtedness). Section 6.16 of the Credit Agreement is
amended as follows:

1.3.1.     Section 6.16(b) of the Credit Agreement is restated in its entirety to read as follows:

“(b)     Except as provided in Section 6.16(c) below, no Loan Party shall, or shall permit its Subsidiaries to, voluntarily prepay any amounts outstanding under the Sabine Notes or the CEI Indenture prior to their respective maturity dates, other than pursuant to a refinancing pursuant to Section 6.01(m) and, in the case of the CEI Indenture, as permitted pursuant to Section 6.04(f).”

1.3.2.     Section 6.16(c) of the Credit Agreement is restated in its entirety to read as follows:

“(c)     (i) On or prior to May 31, 2012, the Loan Parties and their Subsidiaries may repay all or any part of the amounts outstanding under the CSH Credit Agreement, and may exchange all or a part of such Indebtedness for Common Stock, provided that any amounts repaid under the CSH Credit
Agreement shall (A) be immediately cancelled upon repayment or (B) held by the Loan Parties and their Subsidiaries until cancellation and cancelled on or prior to May 31, 2012, and (ii) at any time following the Minimum Loan Balance Trigger Date, the Loan Parties and their Subsidiaries may repay all or any part of the amounts outstanding under the CEI Indenture, and may exchange all or a part of such Indebtedness for Common Stock.”

2.     Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent, the
Collateral Agent and the Lenders, which representations and warranties shall survive the execution and delivery of this
Amendment, as follows:

2.1.     Absence of Defaults. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

2.2.     Enforceability. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3.     Authorization, No Conflicts. The execution, delivery and performance of this Amendment by each Loan Party
(i) has been duly authorized by all requisite organizational action of such Person and (ii) will not (A) violate (1)
any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Person, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Person is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C)
result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person (other than Liens created under the Security Documents).

2.4.     Incorporation of Representations and Warranties. The representations and warranties contained in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

3.     Effectiveness. The effectiveness of this Amendment and the amendments to the Credit Agreement set forth in Section 1 hereof are each subject to the satisfaction of all the following conditions precedent:

3.1.     Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this
Amendment that, when taken together, bear the signatures of the Loan Parties, the Lenders, the Administrative
Agent and the Collateral Agent.

3.2.     Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

3.3.     Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

3.4.     Interest Payment. The Lenders shall have received the January 2012 Interest Payment.

3.5.     Amendment Fee. The Administrative Agent shall have received, for the account of each Lender party hereto, a non-refundable amendment fee equal to 0.25% of the aggregate principal amount of the Loans held by such
Lender as of the Tenth Amendment Effective Date.

3.6.     Fees. All fees and expense reimbursement payable by the Borrower to the Administrative Agent, the Collateral
Agent and the Lenders for which invoices have been presented shall have been paid in full. Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment hereby authorizes and directs the Agents to execute and deliver this Amendment and shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required hereunder to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and each of the Agents shall be entitled to rely on such confirmation.

4.     Reference to and Effect Upon the Loan Documents.

4.1.     Except as specifically set forth above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of
Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

4.2.     Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

4.3.     This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

5.     Further Assurances. Each Loan Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

6.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES
THEREOF.

7.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

8.     Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

9.     Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

10.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY
WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR
ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

11.     Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

12.     Each of the parties hereto acknowledges and agrees that the Administrative Agent and the Collateral Agent shall be afforded all of the rights, privileges, protections, indemnities and immunities afforded to it under the Credit Agreement in connection with its execution of this Amendment and the performance of its obligations hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CHENIERE COMMON UNITS HOLDING, LLC, as Borrower

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE PIPELINE COMPANY, as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE ENERGY SAHRED SERVICES, INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE ENERGY, INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE LNG O&M SERVICES, LLC, as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

CHENIERE LNG, INC., as a Loan Party

By:	/s/ GRAHAM A. MCARTHUR
	Name:	Graham A. McArthur
	Title	Treasurer

LENDERS:

GSO SPECIAL SITUATIONS FUND, LP, as a Lender

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ MARISA BEENEY
	Name:	Marisa Beeney
	Title	Authorized Signatory

GSO COF FACILITY LLC, as a Lender

By:	GSO Capital Partners LP, as Portfolio Manager

By:	/s/ MARISA BEENEY
	Name:	Marisa Beeney
	Title	Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND, LTD, as a Lender

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ MARISA BEENEY
	Name:	Marisa Beeney
	Title	Authorized Signatory

BLACKSTONE DISTRESSED SECURITIES FUND, LP, as a Lender

By:	Blackstone Distressed Securities Advisors L.P., its investment manager

By:	Blackstone DD Associates, L.L.C., its general partner

By:	/s/ MARISA BEENEY
	Name:	Marisa Beeney
	Title	Authorized Signatory

INVESTMENT PARTNERS II (A), LLC, as a Lender

By:	Blackrock Financial Management, Inc., its investment manager

By:	/s/ DAVID MATTER
	Name:	David Matter
	Title	Managing Director

By:	/s/ LAWRENCE M. GAIL
	Name:	Lawrence M. Gail
	Title	Managing Director

SCORPION CAPITAL PARTNERS, LP, as a Lender

By:	Scorpion GP, LLC

By:	/s/ KEVIN R. MCCARTHY
	Name:	Kevin R. McCarthy
	Title	Manager

THE BANK OF NEW YORK MELLON, solely as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents

By:	/s/ MELINDA VALENTINE
	Name:	Melinda Valentine
	Title	Vice President